UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2023

Ribbon Communications Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38267	82-1669692
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6500 Chase Oaks Boulevard, Suite 100, Plano, Texas	75023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 614-8100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RBBN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 24, 2023, Ribbon Communications Inc. (the “Company”) announced that it has priced a private placement (the “Private Placement”) of 55,000 shares of the Company’s Series A preferred stock, par value $0.01 per share (the “Preferred Stock”), at a price per share of $970, and approximately 4.3 million warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.0001 per share. The Private Placement is expected to close on March 30, 2023 (the “Closing Date”). The Company also announced that it has entered into an amendment (the “Amendment”) to its Company’s Credit Agreement, dated March 3, 2020, by and among the Company, Ribbon Communications Operating Company, Inc., the guarantors party thereto, the lenders party thereto, and Citizens Bank, N.A., as administrative agent for the lenders thereunder (as amended, the “Credit Agreement”), which, among other things, reduces the minimum consolidated fixed charge coverage ratio and increases the maximum consolidated net leverage ratio that the Company must comply with on a quarterly basis with the quarter ended March 31, 2023 through March 31, 2024. In addition, the Amendment replaces LIBOR with the Secured Overnight Financing Rate, or SOFR, as the alternative rate that may be used by the Company for calculating interest owed under the Credit Agreement. In connection with the Amendment, the Company has agreed to a prepayment of $75 million of the principal amount outstanding on the Term Loan A under the Credit Agreement and the Company intends to use the net proceeds from the Private Placement, together with cash on hand, to pay down borrowings under the Credit Agreement. The changes included in the Amendment, other than the replacement of LIBOR with SOFR, will become effective upon such prepayment.

On March 24, 2023, the Company issued a press release in accordance with Rule 135c promulgated under the Securities Act of 1933, as amended (the “Securities Act”), announcing the pricing of the Private Placement and the Amendment. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Private Placement, management of the Company presented to certain investors an investor presentation, a copy of which attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Company also provided certain investors with forms of the following documents in connection with the Private Placement, which are attached as Exhibits 99.3, 99.4, 99.5 and 99.6 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference: the form of Securities Purchase Agreement, by and among the Company and each purchaser to be identified on the signature pages thereto, the form of Certificate of Designation designating the Preferred Stock expected to be filed with the Delaware Secretary of State on or prior to the Closing Date and the form of Warrants to be issued on the Closing Date (collectively, the “Form Transaction Documents”).

The information contained in this Item 7.01 and the attached Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Item 7.01 and the attached Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, unless it is specifically incorporated by reference therein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, including without limitation statements regarding the expected closing of the Private Placement, anticipated proceeds from the Private Placement and the use thereof. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including risks relating to the timing of the closing of the Private Placement, the changes included in the Amendment, other than the replacement of LIBOR with SOFR, becoming effective and the expected terms of the Form Transaction Documents and the expected filing or issuance thereof, as applicable, and risks described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, which is on file with the SEC and risks described in other filings that the Company makes with the SEC in the future. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Below is a list of exhibits included with this Current Report on Form 8-K.

Exhibit No.	Document
99.1	Press release, dated March 24, 2023
99.2	Investor Presentation
99.3	Form of Securities Purchase Agreement, by and among Ribbon Communications Inc. and each purchaser to be identified on the signature pages thereto
99.4	Form of Certificate of Designation of Series A Preferred Stock
99.5	Form of Warrant
99.6	Form of Warrant Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ribbon Communications Inc.

By:	/s/ Patrick Macken
Name: Patrick Macken
Title: Executive Vice President and Chief Legal Officer

Date: March 27, 2023